                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                 June 6, 2001


                               FILM ROMAN, INC.
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              (Exact name of registrant as specified in charter)


              Delaware                000-29642           95-4585357
     (State or other jurisdiction    (Commission         (IRS Employer
          of incorporation)          File Number)     Identification No.)

                        12020 Chandler Blvd., Suite 200
                       North Hollywood, California 91607
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             (Address of Principal Executive Offices)  (ZIP Code)

                                (818) 761-2544
                 --------------------------------------------
              Registrant's Telephone Number, Including Area Code

                                      N/A
            -------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On June 5, 2001, Film Roman, Inc. ("Film Roman") submitted to Pentamedia Graphics, Ltd. ("Pentamedia") a demand for arbitration pursuant to the Stock Purchase Agreement and the subsequent Memorandum of Understanding signed by the two companies on January 31, 2001 and April 24, 2001, respectively. Film Roman bases its claims on Pentamedia's breach of the terms of both agreements between the two companies. Film Roman is seeking damages for these breaches, including a break-up fee, damages for fraudulent inducement and misrepresentation and reimbursement of attorneys' fees, accountant fees and related costs.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       FILM ROMAN, INC.


                                       By: /s/  John Hyde
                                           ------------------------
                                           John Hyde, President and
                                           Chief Executive Officer

Dated:  June 6, 2001